SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2010

POLONIA BANCORP
(Exact Name of Registrant as Specified in Its Charter)

United States	0- 52267	41-2224099
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006
(Address of principal executive offices) (Zip Code)

(215) 938-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On July 23, 2010, Polonia Bancorp (the “Company”) announced that its Board of Directors had approved the repurchase for up to 67,032 shares of the Company’s outstanding common stock held by persons other than Polonia MHC.  These repurchases will be conducted solely through a Rule 10b5-1 repurchase plan with Sandler O’Neill + Partners, L.P., which plan will become effective following release of the Company’s report on Form 10-Q for the quarter ended June 30, 2010.

The press release announcing the approval of the stock repurchase plan is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Number	Description

99.1	Press Release dated July 23, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 26, 2010	By:	/s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer and Treasurer